UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 23, 2013
Date of Report (Date of earliest event reported)

Marine Drive Mobile Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53502	68-0676667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 West NYE Ln., Ste. 129, Carson City, NV
(Address of Principal Executive Offices)

(415) 839-1055
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01                      Entry into a Material Definitive Agreement

On October 23, 2013, Marine Drive Mobile Corp., a Nevada corporation (the “Company”) entered into and consummated a voluntary share exchange transaction with Gamzio, Inc., a Nevada corporation (“Gamzio”) and the sole stockholder of Gamzio (the “Selling Stockholder”), pursuant to a Share Exchange Agreement by and among the Company, Gamzio and the Selling Stockholder (the “Exchange Agreement”).

In accordance with the terms of the Agreement, the Company issued 30,000,000 shares of its common stock, par value $0.001 (the “Shares”) to the Selling Stockholder in exchange for 100% of the issued and outstanding capital stock of Gamzio (the “Exchange Transaction”). As a result of the Exchange Transaction, the Selling Stockholder acquired 54% of the Company’s issued and outstanding shares of common stock, Gamzio became the Company’s wholly-owned subsidiary, and the Company acquired the business and operations of Gamzio.

Gamzio is a developer of social casino games for the Internet and mobile devices. Its mission is to bring a genuine “Vegas” experience to the mobile gaming market through a strategic approach that optimizes real-time data and analytics technology. Gamzio recently released “Slots-O’Luck Adventure”, which is available for download at Apple’s App Store, and plans to acquire and develop additional social casino type games for optimization according to its business model.   Gamzio plans to distribute these games through networking websites that have high distribution potential.

The Agreement includes customary representations, warranties and covenants of the Company, Gamzio, and the Selling Stockholder, made to each other as of specific dates.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is included as an exhibit to this Current Report on Form 8-K and is incorporated by reference herein.

Section 2 – Financial Information

Item 2.01                      Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K related to the Agreement is incorporated by reference into this Item 2.01.

As of the date of the Agreement, there were no material relationships between the Company, Gamzio or the Selling Stockholder or between the Company, Gamzio or the Selling Stockholder’s respective affiliates, directors, or officers or associates thereof, other than in respect of the Agreement and the Selling Stockholder’s ownership interest in Gamzio.

Section 3 – Securities and Trading Markets

Item 3.02                      Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K related to the Agreement is incorporated by reference into this Item 3.02.

Pursuant to the Agreement, the Company issued the Shares to the Selling Stockholder.

The issuance of the Shares to the Selling Stockholder was exempt from registration in reliance upon Section 4(2) and/or Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), as the Selling Stockholder is an “accredited investor,” as such term is defined in Rule 501(a) under the Securities Act, such determination based upon representations made by the Selling Stockholder.

On October 23, 2013, the Company issued an aggregate of 25,000,000 shares of its common stock (the “Conversion Shares”) to holders of certain outstanding promissory notes in the aggregate principal amount of $1,250,000, upon conversion of such notes.

Section 5 – Corporate Governance and Management

Item 5.01. Changes in Control of Registrant.

As more fully described in Item 1.01 above, incorporated herein by reference, on October 23, 2013, we closed the Exchange Transaction. As a result of the closing of the Exchange Transaction, the Selling Stockholder acquired 54% of the issued and outstanding common stock of the Company.

In connection with this change in control, and as explained more fully in Item 5.02 below, effective as of October 23, 2013, Monika Sagar resigned as Chief Executive Officer of the Company and Ajeeta Pinheiro resigned as a director of the Company.  Jason Deiboldt was appointed as Chief Executive Officer and a director of the Company.

Item 5.02.                  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)           Resignation of Officer

Effective October 23, 2013, Monika Sagar  resigned as Chief Executive Officer of the Company.

(c)           Appointment of Officer

On October 23, 2013, the Board of Directors of the Company (the “Board”) appointed Jason Deiboldt as Chief Executive Officer of the Company to fill the vacancy created by the resignation of Ms. Sagar effective immediately.

Mr. Deiboldt has not previously held any position with the Company and there is no arrangement or understanding between Mr. Deiboldt and any other person(s) pursuant to which he was selected as on officer of the Company.  Mr. Deiboldt has no family relationships with any director or executive officer of the Company, or persons nominated or chosen by the Company to become directors or executive officers.  Furthermore, the Company is not aware of any transaction involving Mr. Deiboldt requiring disclosure under Item 404(a) of Regulation S-K.

Professional History of Mr. Deiboldt

Since July, 2012, Jason Deiboldt has been the Chief Executive Officer,director and co-founder of Gamzio, Inc.  He is also the Chief Executive Officer and director of Commission.Net, Inc., a technology company, since October, 2011 and Chief Executive Officer and director of Undercover Media, Inc., a technology company, since 2008.

(d)           Resignation/Appointment of Director

Effective October 23, 2013, Ajeeta Pinheiro resigned as a member of the Board.

On October 23, 2013, Mr. Deiboldt was appointed as a member of the Board to fill the vacancy created by the resignation of Ms. Pinheiro effective immediately.

Mr. Deiboldt does not have any family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers.  There is no arrangement or understanding pursuant to which Mr. Deiboldt was appointed as a member of the Board.  Furthermore, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.  It is contemplated that Mr. Deiboldt may serve on certain committees of the Board, but no such committee appointments have been made at this time.

The Board believes that Mr. Deiboldt’s extensive experience in developing companies in the digital media industry will be invaluable in achieving the Company’s goals.

Section 9 – Financial Statements and Exhibits

Item 9.01                   Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired

The audited financial statements of Gamzio required pursuant to this Item 9.01(a) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(b)           Pro Forma Financial Information

The pro forma financial information of Gamzio required pursuant to this Item 9.01(b) will be filed by amendment within 71 calendar days after the date that this Current Report on Form 8-K was required to be filed.

(d)           Exhibits

Exhibit 2.1	Share Exchange Agreement by and among the Company, Gamzio and the Selling Stockholder, dated October 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marine Drive Mobile Corp.

Date: October 29, 2013	By:	/s/ Jason Deiboldt
	Name:	Jason Deiboldt
	Title:	Chief Executive Officer